Exhibit 10(d)
SEVENTH OMNIBUS AMENDMENT
          THIS SEVENTH OMNIBUS AMENDMENT (this “Amendment”), dated as of September 28, 2007, is entered into by and among PULTE FUNDING, INC., as the borrower (the “Borrower”) and as the buyer (the “Buyer”), PULTE MORTGAGE LLC (“Pulte Mortgage”), as a seller (the “Seller”) and the servicer (the “Servicer”), ATLANTIC ASSET SECURITIZATION LLC, as an issuer (“Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer (“La Fayette”), CALYON NEW YORK BRANCH, as a bank (“Calyon New York”), as a managing agent and as the administrative agent (the “Administrative Agent”), LLOYDS TSB BANK PLC, as a bank (“Lloyds”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent (“JPMC”), JS SILOED TRUST (“JUSI Trust”), successor in interest to JUPITER SECURITIZATION COMPANY LLC (formerly known as Jupiter Securitization Corporation), as an issuer, and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent (“LaSalle”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).
RECITALS
          WHEREAS, the Borrower, Atlantic, La Fayette, JUSI Trust, Calyon New York, as a bank, a managing agent and as Administrative Agent, JPMC, as a bank and as a managing agent, Lloyds, as a bank, and the Servicer entered into that certain Second Amended and Restated Loan Agreement, dated as of August 19, 2005, as amended, modified or supplemented to date (the “Loan Agreement”);
          WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Second Amended and Restated Collateral Agency Agreement, dated as of August 19, 2005, as amended, modified or supplemented to date (the “Collateral Agency Agreement”);
          WHEREAS, the Seller and the Buyer entered into that certain Master Repurchase Agreement, dated as of December 22, 2000, as supplemented by the Second Amended and Restated Addendum to Master Repurchase Agreement, dated as of August 19, 2005, between the Seller and the Buyer, as amended, modified or supplemented to date (the “Repurchase Agreement”);
          WHEREAS, certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Loan Agreement, Collateral Agency Agreement, the Repurchase Agreement and the Transaction Documents collectively, the “Operative Documents”);
          WHEREAS, the parties hereby desire and consent to amend the Operative Documents as provided in this Amendment.
          NOW, THEREFORE, the parties agree as follows:

     Section 1. Amendments to the Loan Agreement.
          (a) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition of Bridge Loan:
“Bridge Loan” means a short duration loan that is either secured by the individual borrower’s former home that is listed or under contract and is provided to the individual borrower to assist them in purchasing a new Pulte home, or is secured by the individual borrower’s new Pulte home awaiting pay off from proceeds of the individual borrower’s former home.
          (b) The definition of “Drawdown Termination Date” in Section 1.1 of the Loan Agreement is hereby amended by deleting the words “September 28, 2007” in clause (a) therein and replacing them with “September 10, 2008”.
          (c) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Issuer Facility Amount “ in its entirety and replacing it with the following:
“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette on an aggregate basis, $190,000,000, and (b) with respect to JUSI Trust on an aggregate basis, $110,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Second Restated Loan Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.
          (d) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition:
“Lloyds Extension Date” shall mean (i) March 18, 2008, and (ii) thereafter, if consented to by Lloyds and Calyon New York Branch pursuant to Section 2.1(b), the date that is specified in the applicable consent, which date shall not be more than 364 days following the then effective Lloyds Extension Date.
          (e) The definition of “Maximum Facility Amount” in Section 1.1 of the Loan Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:
“Maximum Facility Amount” means $300,000,000, as such amount may be reduced pursuant to Section 2.1(c) of this Second Restated Loan Agreement.
          (f) Section 2.1 of the Loan Agreement is hereby amended by adding the following paragraph to the beginning of 2.1(b):
(b) Calyon may, from time to time by written request to Lloyds (each such notice being a “Lloyds Extension Request”) given not later than 90 days and not sooner than 120 days prior to each Lloyds Extension Date, request an extension of the then applicable Lloyds Extension Date. If Lloyds and Calyon consent, in their sole discretion, to such Lloyds Extension Request, then the Lloyds Extension Date shall be extended as described in the definition of “Lloyds Extension Date.” Any such extension may be

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accompanied by such additional fees as the parties shall mutually agree. Notwithstanding anything else to the contrary, the Bank Commitment of Lloyds shall be zero and the Maximum Facility Amount shall be reduced automatically by the amount of the Bank Commitment of Lloyds in effect immediately prior to such reduction without further action on the part of the Lenders, the Managing Agents or the Administrative Agent, on the then current Lloyds Extension Date unless a Lloyds Extension Request has been granted pursuant to this paragraph.
          (g) Schedule I to the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule I attached as ANNEX A hereto
     Section 2. Amendments to the Collateral Agency Agreement.
          (a) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following definition of Bridge Loan:
“Bridge Loan” means a short duration loan that is either secured by the individual borrower’s former home that is listed or under contract and is provided to the individual borrower to assist them in purchasing a new Pulte home, or is secured by the individual borrower’s new Pulte home awaiting pay off from proceeds of the individual borrower’s former home.
          (b) The definition of “Drawdown Termination Date” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the words “September 28, 2007” in clause (a) therein and replacing them with “September 10, 2008”.
          (c) The definition of “Maximum Facility Amount” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:
“Maximum Facility Amount” means $300,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Second Restated Loan Agreement.
     Section 3. Amendments to the Repurchase Agreement.
          (a) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition of Bridge Loan:
“Bridge Loan” means a short duration loan that is either secured by the individual borrower’s former home that is listed or under contract and is provided to the individual borrower to assist them in purchasing a new Pulte home, or is secured by the individual borrower’s new Pulte home awaiting pay off from proceeds of the individual borrower’s former home.
          (b) The definition of “Facility Termination Date” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting the words “September 28, 2007” in clause (a) therein and replacing them with “September 10, 2008”.

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     Section 4. Operative Documents in Full Force and Effect as Amended.
          Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.
     Section 5. Miscellaneous.
          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall not constitute a novation of any Operative Document but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.
          (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
          (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.
          (d) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

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          IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PULTE FUNDING, INC., as the Borrower and the Buyer
By:	/s/ David M. Bruining
	Name:	David M. Bruining
	Title:	VP/CFO

PULTE MORTGAGE LLC, as the Servicer and the Seller
By:	/s/ John D’Agostino
	Name:	John D’Agostino
	Title:	VP/Treasurer

[Page 1 of 5 to Seventh Pulte Amendment]

CALYON NEW YORK BRANCH, as a Bank, as a Managing Agent and as the Administrative Agent
By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as an Issuer
By:	Calyon New York Branch, as Attorney-In-Fact
By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

LA FAYETTE ASSET SECURITIZATION LLC, as an Issuer
By:	Calyon New York Branch, as Attorney-In-Fact

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

[Page 2 of 5 to Seventh Pulte Amendment]

LLOYDS TSB BANK PLC, as a Bank
By:	/s/ Michelle White
	Name:	Michelle White
	Title:	Associate Director W154

By:	/s/ Thomas Spary
	Name:	Thomas Spary
	Title:	Associate Director S005

[Page 3 of 5 to Seventh Pulte Amendment]

LASALLE BANK NATIONAL ASSOCIATION, as the Collateral Agent
By:	/s/ Gerald T. Sajdak
	Name:	Gerald T. Sajdak
	Title:	Vice President

[Page 4 of 5 to Seventh Pulte Amendment]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Bank and as a Managing Agent
By:	/s/ Jill T. Lane
	Name:	Jill T. Lane
	Title:	Vice President

JS SILOED TRUST, as an Issuer
By:	JPMorgan Chase Bank, N.A., Administrative Trustee

By:	/s/ Jill T. Lane
	Name:	Jill T. Lane
	Title:	Vice President

[Page 5 of 5 to Seventh Pulte Amendment]

ANNEX A
SCHEDULE I
BANK COMMITMENTS AND PERCENTAGES

		Bank Commitment
Bank	Bank Commitment	Percentage

CALYON NEW YORK BRANCH*	$110,000,000	36.6666%

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION**	$110,000,000	36.6666%

LLOYDS TSB BANK PLC*	$80,000,000	26.6668%

*	Part of the Calyon New York Group, related to Atlantic and La Fayette.

**	Part of the JPMorgan Group, related to JUSI Trust.